SmartETFs Asia Pacific Dividend Builder ETF (ADIV)

SmartETFs Dividend Builder ETF (DIVS)

Stock Exchange: NYSE Arca

SUPPLEMENT DATED MARCH 26, 2021

This Supplement provides new information beyond that contained in the currently effective Prospectus, and Statement of Additional Information (“SAI”) each dated September 21, 2020, as supplemented, for each of the Funds identified above.

SmartETFs Asia Pacific Dividend Builder ETF (ADIV)

The third paragraph under the section titled “Purchase and Sale of Fund Shares” on page 13 of the Prospectus is replaced with the following:

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $965 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units, regardless of the number of Creation Units purchased or redeemed by the Authorized Participant on a business day. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF Shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

SmartETFs Dividend Builder ETF (DIVS)

The third paragraph under the section titled “Purchase and Sale of Fund Shares” on page 24 of the Prospectus is replaced with the following:

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of ETF shares directly with the Fund. Purchase and redemption activity conducted by Authorized Participants directly with the Fund will be done in increments of 10,000 share Creation Units. A Transaction Fee of $405 per Creation Unit transaction is charged to Authorized Participants who create or redeem shares in Creation Units, regardless of the number of Creation Units purchased or redeemed by the Authorized Participant on a business day. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Fund each day. ETF shares may only be purchased or redeemed in Creation Units by submitting an order to the Fund’s transfer agent. More information about the purchase and sale of ETF Shares in Creation Units can be found in the Fund’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

For each Fund, this Supplement, the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Each Fund’s Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling SmartETFs toll-free at 866-307-5990 or visit the SmartETFs website at www.SmartETFs.com.